Intangible assets	12 Months Ended
Dec. 31, 2017
Intangible assets
Intangible assets

15Intangible assets

Accounting policy

Classification

(i)Goodwill

For the purpose of impairment testing, the recoverable amount goodwill is allocated to a CGU that is the lowest level with the Group at which goodwill is monitored. If the recoverable amount of the asset (or CGU) is estimated to be less than its carrying amount, the carrying amount of the asset (or CGU) is reduced to its recoverable amount. The difference between the carrying amount and recoverable amount is recognized as an impairment loss in the income statement.

(ii)Rights over natural resources

Costs for the acquisition of rights to explore and develop mineral properties are capitalized and amortized using the straight line method over their useful lives. Useful lives consider the period of extraction for both mineral reserves and mineral resources, which includes a portion of the Company’s inferred resources in the Company’s mining operations in Peru. These mining operations represent over 98% of the Company’s total right to use natural resources.

Management considers that in the case of the rights to use natural resources, which relate almost exclusively to the Peruvian acquired assets, the use of only proven and probable reserves does not provide a realistic indication of the useful life of the mine. In this case management is confident based on testing, continuity of the ore bodies and conversion experience that further inferred resources will be converted into measured and indicated resources, and if they are economically recoverable, that such inferred resources can also be classified as proven and probable reserves. Management is approaching economic decisions affecting the mine on this basis, but has chosen to delay the work required to designate them formally as reserves in accordance with its annual testing plans. In assessing which inferred resources to include so as to best reflect the useful life of the mine, management considers inferred resources that have been included in the strategic mine plan. To be included in the strategic mine plan, inferred resources need to be above the cutoff grade set by management, which means that such resource expect to be economically mined and is therefore commercially viable. This consistent systematic method for inclusion in the strategic mine plan takes management’s view of the mineral price, extraction costs as well as cost inflation into account. In order to convert these inferred resources into measured and indicated resources, the Company would have to conduct additional drilling.

Additional confidence in the existence, commercial viability and economical recovery of such resources may be based on historical experience and available geological information, such as geological information obtained from other operations that are adjoining the Company’s as well as where the Company mines continuations of these other operations’ orebodies. This is in addition to the drilling results obtained by the Company and management’s knowledge of the geological setting of the surrounding areas, which would enable simulations and interpolations to be done with a reasonable degree of accuracy. In instances where management is able to demonstrate the economic recovery of such resources with a high level of confidence based on the specific circumstances, such additional resources, which may also include certain, but not all, of the inferred resources, are included in the calculation of amortization.

Thus, although there is less assurance that mineral resources will eventually be realized as compared to proven and probable reserves, a portion of inferred resources are considered to be economically valuable based on our historical experience and are considered in the useful life of the mine for accounting purposes, as there has been a continuous conversion of the inferred resources into measured and indicated, and then to mineral reserves. The annual conversion rate from inferred mineral resources into measured and indicated mineral resources for the Company’s mining operations in Peru was approximately 97% in 2015, 100% in 2016 and 100% in 2017. The Company included approximately 70% of the Company’s inferred resources in Peru when calculating the expected life of mine for purposes of the period of amortization.

Considering the nature of the Company’s production year on year, the expense calculated under the straight line method is not considered to be materially different to what it would be calculated under the unit of production method. Once the mine is operational, these costs are amortized and considered as a cost of production.

(iii)Stripping costs

In mining operations related to the metal business, it is necessary to remove overburden and other waste to gain access to mineral ore deposits. The process of mining overburden and waste materials is referred to as stripping. During the development of a mine, before production commences, when the stripping activity asset improves access to the ore body, the component of the ore body for which access has been improved can be identified and the costs can be measured reliably, the stripping activity asset is capitalized as part of the investment in the construction of the mine, accounted for as part of intangible assets, and subsequently amortized over the life of the mine on a units of production basis.

Stripping costs incurred during the production phase of operations are treated as a production cost that forms part of the cost of inventory.

(iv)Costs of exploration

The Company capitalizes the costs of exploration when the existence of proven and probable reserves is determined. These costs are amortized using the estimated useful lives of the mining property from the time when commercial exploitation of the reserves begins.

When Management determines that no future economic benefits are expected from the mining property, the accumulated exploration costs are charged to “Other operating expenses, net”.

(v)Mineral studies and research expenditures

Mineral studies and research expenditure are considered operating expenses until such time as the economic feasibility of the commercial exploitation of a certain mine is proven. Once feasibility is proven, the expenditure incurred is capitalized within mine development costs in “construction in progress — property, plant and equipment”. When the mine is operational, the cumulative costs capitalized in relation to exploitation rights are reclassified from “constructions in progress” to “mining projects” and subsequently amortized over the life of the mine on a units of production basis and included in the cost of the product. The capitalized construction costs relating to the plant are reclassified to “equipment and facilities”.

(vi)Use of public assets

Represent the amounts established in the concession contracts regarding the rights to hydroelectric power generation (onerous concession) under use of public assets (“UBP”) agreements.

The accounting entries are made considering the time the installation permit is released, regardless of the disbursement schedule established in the contract. The initial recording of this liability (obligation) and intangible asset (concession rights) corresponds to the amounts of future obligations brought to present value (present value of the cash flow of future payments).

The amortization of the intangible asset is calculated on a straight line basis over the remaining period of the concession. The financial liability is restated at the index established and the adjustment to present value due to the passage of time, reduced by the payments made.

(vii)Computer software

Computer software licenses acquired are recorded as intangible assets on the basis of the costs incurred to acquire and bring to use the specific software. These costs are amortized over the estimated useful life of the software (three to five years).

Costs associated with maintaining computer software programs are recognized as an expense as incurred.

Critical accounting estimates and judgments

(i)Determination of mineral reserves as basis to determine Life of Mine

Mineral reserves are resources known to be economically feasible for extraction under conditions at the applicable measurement date. The amortization method and rates applied to the rights to use natural resources reflect the pattern in which the benefits are expected to be used by the Company and based on the estimated life of mine. Any changes to life of mine, based on mineral reserves, mineral resources estimates and mining plan, may affect prospective amortization rates and assets carrying values.

The process of estimation of mineral reserves and mineral resources is based on a technical evaluation, which includes accepted geological, geophysics, engineering, environmental, legal and economic estimates, which when evaluated in aggregate can have relevant impact in the economic viability of the mineral reserves. The Company uses various assumptions with respect to expected future conditions, such as ore prices, inflation rate, exchange rates, technology improvements, production costs, among others. Reserve estimates are reviewed periodically and any changes are adjusted to reflect life of mine and consequently adjustments to amortization periods.

The Company recorded in the year December 31, 2017 amortization of rights to use natural resources in the amount of US$ 74,024 (2016: US$ 74,013), with an average rate of 5.0% per year.

The Company included in the useful life for amortization of rights to use natural resources certain inferred resources when performing the amortization calculation for its Peruvian operations, where proven and probable reserves alone do not provide a realistic indication of the useful life of mine (and related assets). The Company classifies measured, indicated and inferred resources based on the definitions of the Canadian Institute of Mining, Metallurgy and Petroleum (or CIM) Definition Standards for Mineral Resources and Mineral Reserves (or the 2014 CIM Definition Standards).

Had the Company performed the calculation of amortization using only proven and probable reserves and measured and indicated resources (and excluding inferred resources), amortization for 2017 would have amounted to US$ 82,270 (2016: US$ 82,594), compared with the reported totals of US$ 72,878 (2016: US$72,878) related to Peruvian operations. This would have resulted in additional amortization of US$ 9,392 in 2017 (2016: US$9,716).

The future conversion of inferred resources is inherently uncertain and involves judgement. Actual outcomes may vary from these judgements and estimates and such changes could have a material impact on the Company’s results.

(ii)Use of public assets

The amount related to the use of a public asset is originally recognized as a financial liability (obligation) and as an intangible asset (right to use a public asset) which corresponds to the amount of the total annual charges over the period of the agreement discounted to present value (present value of the future cash flow).

(iii)Impairment of goodwill

Goodwill is tested for impairment annually, as at September 30, and when circumstances indicate that the carrying value may be impaired. Impairment is determined for goodwill by assessing the recoverable amount of each CGU (or group of CGUs) to which the goodwill relates. Where the recoverable amount of the CGU is less than its carrying amount including goodwill, an impairment loss is recognized. The recoverable amount is the higher of an asset’s fair value less costs to sell and its value in use. For the purposes of assessing impairment, assets are grouped at the lowest level for which there is separately identifiable cash flow (CGU level). Impairment losses relating to goodwill cannot be reversed in future periods.

(a)Analysis

	2017
	Goodwill	Rights to use natural resources	Software	Use of public assets	Assets and projects under construction	Other	Total
Balance at the beginning of the year
Cost	675,561	1,673,091	1,507	11,581	6,974	35,053	2,403,767
Accumulated amortization	—	(469,381)	(1,106)	(4,159)	—	(25,969)	(500,615)

Net balance	675,561	1,203,710	401	7,422	6,974	9,084	1,903,152

Acquisitions	—	—	921	—		—	921
Disposals	—	—	(36)	—		—	(36)
Amortization	—	(74,024)	(576)	(394)		(23)	(75,017)
Exchange variation losses	(2,274)	(682)	(21)	(96)	(424)	(133)	(3,630)
Transfers	—	—	4,768	—	(6,546)	(893)	(2,671)

Balance at the end of the year	673,287	1,129,004	5,457	6,932	4	8,035	1,822,719

Cost	673,287	1,672,931	21,823	11,410	4	28,847	2,408,302
Accumulated amortization	—	(543,927)	(16,366)	(4,478)	—	(20,812)	(585,583)

Net balance at the end of the year	673,287	1,129,004	5,457	6,932	4	8,035	1,822,719

Average annual amortization rates %	—	5	20	3	—	—	—

	2016
	Goodwill	Rights to use natural resources	Software	Use of public assets	Assets and projects under construction	Other	Total
Balance at the beginning of the year
Cost	674,769	1,669,901	469	9,666	5,238	30,018	2,390,061
Accumulated amortization	—	(395,665)	(340)	(3,148)	—	(22,029)	(421,182)

Net balance	674,769	1,274,236	129	6,518	5,238	7,989	1,968,879

Acquisitions	—		—	—	2,133		2,133
Amortization	—	(74,013)	(73)	(363)	—	(542)	(74,991)
Exchange variation gains (losses)	792	3,487	(41)	1,267	—	1,626	7,131
Transfers	—	—	386	—	(397)	11

Balance at the end of the year	675,561	1,203,710	401	7,422	6,974	9,084	1,903,152

Cost	675,561	1,673,091	1,507	11,581	6,974	35,053	2,403,767
Accumulated amortization	—	(469,381)	(1,106)	(4,159)	—	(25,969)	(500,615)

Net balance at the end of the year	675,561	1,203,710	401	7,422	6,974	9,084	1,903,152

Average annual amortization rates %	—	5	20	3	—	—	—

The Company assesses at each balance sheet date whether there is objective evidence that any item of intangible is impaired. No impairment was identified during 2017.

(b)Goodwill on acquisitions

The goodwill is allocated in accordance with the group of CGUs. For 2017 the total goodwill registered was US$ 673,287 (2016: US$ 675,561).

(c)Impairment testing of goodwill

The Company assesses the recovery of the carrying amount of goodwill of each CGU based on its value in use or fair value, using a discounted cash flow model. The process of estimating the value in use and fair value involves the use of assumptions, judgment and projections for future cash flows. Management’s assumptions and estimates of future cash flow used for the Company’s impairment testing of goodwill and non-financial assets are subject to risk and uncertainties, particularly for markets subject to higher volatilities, which are partially or totally outside the Company’s control.

The calculations used for the impairment testing are based on discounted cash flow models as at September 30, 2017 and are based on market assumptions, such as LME prices, market consensus models and other available data regarding global demand. The discount factor applied to the discounted cash flow model is the Company’s Weighted Average Cost of Capital for the applicable region, adjusted for country-specific risk factors. These calculations use cash flow projections, before taxes on income, based on financial budgets for a five-year period approved by management and is extended until the end of the mine life (LOM — life of mine). The Company does not use growth rates in the cash flow projections of the terminal value. The discount rate reflect specific risk relating operating segment. No material changes occurred between the cutoff date used for impairment testing (September 30, 2017) and the December 31, 2017.

The following table summarizes the main assumptions used for the impairment testing of goodwill:

Key Assumptions
Zinc (US$ per ton)	2,509
Copper (US$ per ton)	6,362
Discount Rate	10.6%

LOM (Years)
Mines	from 7 to 12
Greenfield	from 13 to 27

The carrying amount at September 30, 2017 was US$ 1,868,238. The recoverable amount exceeded the carrying value, therefore no impairment was recognized in the consolidated financial statements.

The sensitivity analysis was performed on key assumptions used for impairment testing for the NEXA PERU CGU.

If the long-term metal’s price (LME) assumptions used in the fair value calculation had been 5% lower than management’s estimates at September 30, 2017 (US$/ton 2,383 instead of US$/ton 2,509) the Company would have had to recognize an impairment against the carrying amount of this CGU of approximately US$ 95,238. If the discount rate applied to the cash flow projections had been 2% higher than management’s estimates, the Company would have had to recognize an impairment against the carrying amount of approximately US$ 102,238.

Although the discounted cash flow model determined that there is a little headroom with respect to the overall results of the testing, in the absence of an objective triggering event for impairment as at the balance sheet date, Management kept the recoverable amounts with respect to goodwill unaltered as at this date.